Exhibit 99.2

Investor Contact	This report is for informational purposes only. It should be read in conjunction with documents filed by ACE Limited with the Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.
Helen M. Wilson
Phone: (441) 299-9283
Fax: (441) 292-8675
email: investorrelations@acegroup.com	Cautionary Statement Regarding Forward-Looking Statements:

Any forward-looking statements made in this financial supplement reflect ACE’s current views with respect to future events and financial performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve risks and uncertainties which may cause actual results to differ materially from those set forth in these statements. For example, our forward-looking statements, such as statements concerning exposures, reserves and recoverables, could be affected by the frequency of unpredictable catastrophic events, actual loss experience, uncertainties in the reserving or settlement process, new theories of liability, judicial, legislative, regulatory and other governmental developments, litigation tactics and developments, investigation developments and actual settlement terms, the amount and timing of reinsurance receivable and credit developments among reinsurers.

Our forward-looking statements could also be affected by competition, pricing and policy term trends, market acceptance, changes in demand, actual market developments, rating agency action, possible terrorism or the outbreak and effects of war. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the dates on which they are made. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

ACE Limited Financial Supplement Table of Contents

Page
I. Financial Highlights
- Consolidated Financial Highlights	1

II. Consolidated Results
- Consolidated Results—Consecutive Quarters	2
- Summary Consolidated Balance Sheets	3
- Consolidated Premiums and Income Excluding Net Realized Gains (Losses) by Line of Business	4-5

III. Segment Results
- Insurance—North American	6
- Insurance—Overseas General	7
- Global Reinsurance	8
- Life	9

IV. Balance Sheet Details
- Loss Reserve Rollforward	10
- Reinsurance Recoverable Analysis	11
- Investment Portfolio	12-17
- Net Realized and Unrealized Gains (Losses)	18
- Capital Structure	19
- Computation of Basic and Diluted Earnings Per Share	20

V. Other Disclosures
- Non-GAAP Financial Measures	21-22
- Book Value and Book Value per Common Share	23
- Glossary	24

ACE Limited Consolidated Financial Highlights (in millions of U.S. dollars, except share, per share data, and ratios) (Unaudited)

Note: All dollar amounts in the Financial Supplement are rounded. However, percent changes and ratios are calculated using whole dollars. Accordingly, calculations using rounded dollars may differ.

			% Change 4Q-12 vs. 4Q-11	Constant $ 2011 (2)	Constant $ % Change 4Q-12 vs. 4Q-11 (2)			% Change 2012 vs. 2011	Constant $ 2011 (2)	Constant $ % Change 2012 vs. 2011 (2)
	Three months ended December 31					Year ended December 31
	2012	2011				2012	2011
Gross premiums written	$5,146	$4,864	5.8%	$4,848	6.1%	$21,593	$20,831	3.7%	$20,580	4.9%
Net premiums written	$3,657	$3,630	0.8%	$3,617	1.1%	$16,075	$15,372	4.6%	$15,160	6.0%
Net premiums earned	$3,848	$3,831	0.5%	$3,817	0.8%	$15,677	$15,387	1.9%	$15,158	3.4%
Net investment income	$567	$565	0.2%			$2,181	$2,242	-2.8%
Net income	$765	$735	4.0%			$2,706	$1,540	75.6%
Income excluding net realized gains (losses) (1)	$492	$648	-24.1%			$2,624	$2,331	12.5%
Comprehensive income	$638	$807	-20.9%			$3,682	$1,857	98.3%
Operating cash flow	$970	$472				$3,995	$3,470
P&C combined ratio
Loss and loss expense ratio	75.5%	63.4%				65.7%	66.0%
Underwriting and administrative expense ratio	30.0%	29.6%				28.2%	28.7%

Combined ratio	105.5%	93.0%				93.9%	94.7%
Operating return on equity (ROE) (1)	8.0%	11.6%				11.0%	10.6%
ROE	11.2%	12.3%				10.4%	6.5%
Operating effective tax rate (1) (3)	-46.8%	14.4%				7.5%	17.1%
Effective tax rate (3)	-21.4%	14.1%				9.1%	24.6%
Diluted earnings per share
Income excluding net realized gains (losses) (1)	$1.43	$1.90	-24.7%			$7.65	$6.84	11.8%
Net income	$2.22	$2.15	3.3%			$7.89	$4.52	74.6%
Book value per common share (1)						$80.90	$72.22	12.0%
Tangible book value per common share (1)						$66.28	$57.97	14.3%
Weighted average basic common shares outstanding	340.8	338.3				339.8	338.2
Weighted average diluted common shares outstanding	343.7	341.0				342.7	340.8
Debt/total capitalization						14.6%	15.8%

(1)	See Non-GAAP Financial Measures.
(2)	Prior periods on a constant dollar basis.
(3)	For Q4 2012, Operating effective tax rate and Effective tax rate include a $121 million tax benefit from the favorable resolution of prior years’ tax matters.

Adoption of New Accounting Pronouncement:

Shareholders’ equity and book value per common share at December 31, 2011 and ROE percentages for the three months and year ended December 31, 2011 have been retrospectively adjusted to reflect the adoption of new guidance issued by the Financial Accounting Standards Board related to the accounting for costs associated with acquiring or renewing insurance contracts. The adoption of this guidance decreased shareholders’ equity by $181 million as of December 31, 2011. The effect of the adoption of the new guidance on net income for the three months and year ended December 31, 2011 was a decrease of $12 million and $42 million, respectively.

ACE Limited Consolidated Results—Consecutive Quarters (in millions of U.S. dollars, except ratios) (Unaudited)

ACE Limited Consolidated	4Q-12	3Q-12	2Q-12	1Q-12	4Q-11	Full Year 2012	Full Year 2011
Consolidated Results Excluding Life Segment
Gross premiums written	$4,602	$5,496	$5,140	$4,275	$4,344	$19,513	$18,841
Net premiums written	3,140	4,228	3,644	3,084	3,134	14,096	13,459
Net premiums earned	3,359	4,185	3,309	2,908	3,361	13,761	13,528
Losses and loss expenses	2,535	2,883	1,968	1,656	2,132	9,042	8,927
Policy acquisition costs	546	529	531	506	546	2,112	2,133
Administrative expenses	462	438	436	432	447	1,768	1,751

Underwriting income (loss) (1)	(184)	335	374	314	236	839	717
Net investment income	502	470	475	483	505	1,930	2,016
Net realized gains (losses)	83	11	27	29	76	150	11
Interest expense	60	60	59	59	61	238	239
Other income (expense)	20	3	(15)	(6)	3	2	(19)
Income tax expense (benefit) (2)	(149)	133	129	99	111	212	452

Net income (loss)	510	626	673	662	648	2,471	2,034
Net realized gains (losses)	83	11	27	29	76	150	11
Net realized gains (losses) in other income (expense) (1) (3)	30	23	(1)	23	15	75	25
Tax expense on net realized gains (losses)	21	9	17	7	12	54	18

Income excluding net realized gains (losses) (1)	418	601	664	617	569	2,300	2,016
Life segment income excluding net realized gains (losses) (1)	74	87	79	84	79	324	315

Consolidated income excluding net realized gains (losses) (1)	$492	$688	$743	$701	$648	$2,624	$2,331

% Change versus prior year period (4)
Net premiums written as reported	0.3%	9.6%	5.3%	2.5%	4.9%	4.7%	11.6%
Net premiums earned as reported	-0.1%	4.4%	1.1%	0.8%	6.4%	1.7%	13.9%
Net premiums written constant $	0.7%					6.3%
Net premiums earned constant $	0.4%					3.3%
Other ratios
Net premiums written/gross premiums written	68%	77%	71%	72%	72%	72%	71%
Operating effective tax rate (1)	-46.8%	16.7%	14.6%	13.0%	14.4%	7.5%	17.1%
P&C combined ratio (4)
Loss and loss expense ratio	75.5%	68.9%	59.5%	56.9%	63.4%	65.7%	66.0%
Policy acquisition cost ratio	16.2%	12.7%	16.1%	17.4%	16.3%	15.3%	15.8%
Administrative expense ratio	13.8%	10.4%	13.1%	14.9%	13.3%	12.9%	12.9%

Combined ratio	105.5%	92.0%	88.7%	89.2%	93.0%	93.9%	94.7%

Combined ratio excluding catastrophe losses and PPD (1) (5)	91.4%	96.5%	90.4%	91.7%	92.0%	92.8%	92.2%
Combined ratio excluding catastrophe losses, PPD, and crop (1) (5)	90.9%	90.5%			92.9%	91.2%	92.7%
P&C expense ratio	30.0%	23.1%	29.2%	32.3%	29.6%	28.2%	28.7%
P&C expense ratio excluding A&H	26.2%	19.3%	25.3%	28.4%	25.5%	24.3%	24.7%
Large losses and other items (before tax) (4)
Reinstatement premiums (expensed) collected	$(7)	$2	$—	$—	$—	$(5)	$(40)
Catastrophe losses	$504	$55	$55	$19	$155	$633	$859
Favorable prior period development (PPD) - net of asbestos and environmental (5)	$(37)	$(236)	$(113)	$(93)	$(123)	$(479)	$(556)
Loss and loss expense ratio excluding catastrophe losses and PPD (1) (5)	61.4%	73.4%	61.2%	59.5%	62.5%	64.6%	63.6%

(1)	See Non-GAAP Financial Measures.
(2)	For Q4 2012, Income tax expense (benefit) includes a $121 million benefit from the favorable resolution of prior years’ tax matters included in the following segments: $63 million in Insurance – Overseas General, $56 million in Insurance – North American, and $2 million in Global Re.
(3)	Net realized investment and derivative losses related to unconsolidated entities.
(4)	Presented excluding the Life segment. This is a non-GAAP measure.
(5)	For Q4 2012, favorable prior period development includes approximately $140 million of reserve charges for asbestos and environmental and other run-off business. For Q3 2012, favorable prior period development is net of $32 million of net earned premium adjustments on loss sensitive policies.

ACE Limited Summary Consolidated Balance Sheets (in millions of U.S. dollars, except per share data) (Unaudited)

	December 31 2012	September 30 2012	June 30 2012	March 31 2012	December 31 2011
Assets
Fixed maturities available for sale, at fair value	$47,306	$46,504	$44,386	$43,468	$41,967
Fixed maturities held to maturity, at amortized cost	7,270	7,493	7,782	8,117	8,447
Equity securities, at fair value	744	770	729	679	647
Short-term investments, at fair value	2,228	2,429	2,260	2,099	2,301
Other investments	2,716	2,621	2,524	2,429	2,314

Total investments	60,264	59,817	57,681	56,792	55,676
Cash	615	690	617	715	614
Securities lending collateral	1,791	2,039	2,247	2,204	1,375
Insurance and reinsurance balances receivable	4,147	5,288	4,985	4,487	4,387
Reinsurance recoverable on losses and loss expenses	12,078	11,857	11,752	12,057	12,389
Deferred policy acquisition costs	1,873	1,793	1,710	1,649	1,548
Value of business acquired	614	632	637	669	676
Prepaid reinsurance premiums	1,617	1,613	1,775	1,643	1,541
Goodwill and other intangible assets	4,975	4,990	4,826	4,860	4,799
Deferred tax assets	453	344	557	568	673
Investments in partially-owned insurance companies	454	354	339	346	352
Other assets	3,664	4,091	3,575	3,759	3,291

Total assets	$92,545	$93,508	$90,701	$89,749	$87,321

Liabilities
Unpaid losses and loss expenses	$37,946	$38,200	$36,850	$37,247	$37,477
Unearned premiums	6,864	7,068	7,044	6,664	6,334
Future policy benefits	4,470	4,414	4,436	4,358	4,274
Insurance and reinsurance balances payable	3,472	3,448	3,490	3,454	3,542
Securities lending payable	1,795	2,044	2,253	2,211	1,385
Accounts payable, accrued expenses, and other liabilities	5,397	6,300	5,796	5,184	5,057
Short-term debt	1,401	1,402	1,401	1,531	1,251
Long-term debt	3,360	3,360	3,360	3,360	3,360
Trust preferred securities	309	309	309	309	309

Total liabilities	65,014	66,545	64,939	64,318	62,989
Shareholders’ equity
Total shareholders’ equity, excl. AOCI	24,644	23,949	23,424	23,222	22,421
Accumulated other comprehensive income (AOCI)	2,887	3,014	2,338	2,209	1,911

Total shareholders’ equity	27,531	26,963	25,762	25,431	24,332

Total liabilities and shareholders’ equity	$92,545	$93,508	$90,701	$89,749	$87,321

Book value per common share (1)	$80.90	$79.36	$75.98	$75.09	$72.22
% change over prior quarter	1.9%	4.4%	1.2%	4.0%	3.0%
Tangible book value per common share (1)	$66.28	$64.67	$61.75	$60.74	$57.97
% change over prior quarter	2.5%	4.7%	1.7%	4.8%	3.7%

(1) See Non-GAAP Financial Measures.

ACE Limited Consolidated Premiums and Income Excluding Net Realized Gains (Losses) by Line of Business (in millions of U.S. dollars) (Unaudited)

ACE Limited Consolidated

	4Q-12	% of Total Consolidated	4Q-11	% of Total Consolidated	% Change 4Q-12 vs. 4Q-11	Full Year 2012	% of Total Consolidated	Full Year 2011	% of Total Consolidated	% Change YTD-12 vs. YTD-11
Net premiums written
Property and all other	$939	26%	$849	24%	10.6%	$4,240	26%	$3,808	25%	11.3%
Agriculture	84	2%	272	7%	-69.2%	1,859	12%	1,951	12%	-4.7%
Casualty	1,475	40%	1,393	38%	5.9%	5,476	34%	5,210	34%	5.1%

Subtotal	2,498	68%	2,514	69%	-0.6%	11,575	72%	10,969	71%	5.5%
Personal accident (A&H) (1)	911	25%	874	24%	4.3%	3,532	22%	3,486	23%	1.3%
Life	248	7%	242	7%	2.5%	968	6%	917	6%	5.6%

Total consolidated	$3,657	100%	$3,630	100%	0.8%	$16,075	100%	$15,372	100%	4.6%

Net premiums earned
Property and all other	$1,087	28%	$1,009	27%	7.7%	$4,101	26%	$3,770	24%	8.8%
Agriculture	263	7%	428	11%	-38.6%	1,872	12%	1,942	13%	-3.6%
Casualty	1,367	36%	1,304	34%	4.8%	5,292	34%	5,340	35%	-0.9%

Subtotal	2,717	71%	2,741	72%	-0.9%	11,265	72%	11,052	72%	1.9%
Personal accident (A&H) (1)	894	23%	866	22%	3.1%	3,499	22%	3,471	23%	0.8%
Life	237	6%	224	6%	5.8%	913	6%	864	5%	5.7%

Total consolidated	$3,848	100%	$3,831	100%	0.5%	$15,677	100%	$15,387	100%	1.9%

Income excluding net realized gains (losses)
Property, casualty, and all other	$314	64%	$437	67%	-28.1%	$1,998	76%	$1,590	68%	25.7%
Agriculture	(1)	0%	46	7%	NM	(38)	-1%	120	5%	NM
Personal accident (A&H) (1)	141	28%	122	19%	15.6%	498	19%	463	20%	7.6%
Life	38	8%	43	7%	-11.6%	166	6%	158	7%	5.1%

Total consolidated	$492	100%	$648	100%	-24.1%	$2,624	100%	$2,331	100%	12.5%

(1)	For purposes of this schedule only, A&H results from our Combined North American and International businesses, normally included in the Life and Insurance-Overseas General segments, respectively, are included in the Personal Accident (A&H) line items above.

ACE Limited Consolidated Premiums and Income Excluding Net Realized Gains (Losses) by Line of Business, Adjusted for Foreign Exchange (in millions of U.S. dollars) (Unaudited)

ACE Limited Consolidated Constant Dollar

			Constant $ % Change 4Q-12 vs. 4Q-11 (2)	Full Year 2012	Constant $ Full Year 2011 (2)	Constant $ % Change 2012 vs. 2011 (2)
	4Q-12	Constant $ 4Q-11 (2)
Net premiums written
Property, casualty, agriculture, and all other	$2,498	$2,501	-0.1%	$11,575	$10,849	6.7%
Personal accident (A&H) (1)	911	873	4.4%	3,532	3,411	3.6%
Life	248	243	2.1%	968	900	7.6%

Total consolidated	$3,657	$3,617	1.1%	$16,075	$15,160	6.0%

Net premiums earned
Property, casualty, agriculture, and all other	$2,717	$2,728	-0.4%	$11,265	$10,918	3.2%
Personal accident (A&H) (1)	894	865	3.4%	3,499	3,392	3.2%
Life	237	224	5.8%	913	848	7.7%

Total consolidated	$3,848	$3,817	0.8%	$15,677	$15,158	3.4%

Income excluding net realized gains (losses)
Property, casualty, agriculture, and all other	$313	$483	-35.2%	$1,960	$1,679	16.7%
Personal accident (A&H) (1)	141	121	16.5%	498	451	10.4%
Life	38	44	-13.6%	166	159	4.4%

Total consolidated	$492	$648	-24.1%	$2,624	$2,289	14.6%

(1)	For purposes of this schedule only, A&H results from our Combined North American and International businesses, normally included in the Life and Insurance-Overseas General segments, respectively, are included in the Personal Accident (A&H) line items above.
(2)	Prior periods on a constant dollar basis.

ACE Limited Segment Results—Consecutive Quarters (in millions of U.S. dollars, except ratios) (Unaudited)

Insurance—North American

	4Q-12	3Q-12	2Q-12	1Q-12	4Q-11	Full Year 2012	Full Year 2011
Gross premiums written	$2,528	$3,345	$2,856	$2,012	$2,394	$10,741	$10,360
Net premiums written	1,518	2,537	1,860	1,293	1,624	7,208	6,851
Net premiums earned	1,608	2,472	1,652	1,287	1,662	7,019	6,911
Losses and loss expenses	1,504	2,110	1,163	849	1,211	5,626	5,276
Policy acquisition costs	142	160	157	127	157	586	612
Administrative expenses	153	148	153	147	144	601	592

Underwriting income (loss)	(191)	54	179	164	150	206	431
Net investment income	283	263	271	274	284	1,091	1,170
Net realized gains (losses)	26	(1)	18	(1)	26	42	34
Interest expense	3	3	3	3	4	12	15
Other income (expense)	13	5	(10)	1	3	9	(5)
Income tax expense (benefit) (1)	(79)	81	107	91	91	200	395

Net income	207	237	348	344	368	1,136	1,220
Net realized gains (losses)	26	(1)	18	(1)	26	42	34
Net realized gains (losses) in other income (expense)	21	17	5	15	10	58	28
Tax expense on net realized gains (losses)	10	2	10	4	10	26	19

Income excluding net realized gains (losses) (2)	$170	$223	$335	$334	$342	$1,062	$1,177

Combined ratio
Loss and loss expense ratio	93.6%	85.3%	70.4%	66.0%	72.8%	80.2%	76.3%
Policy acquisition cost ratio	8.8%	6.5%	9.5%	9.9%	9.5%	8.3%	8.9%
Administrative expense ratio	9.5%	6.0%	9.3%	11.4%	8.7%	8.6%	8.6%

Combined ratio	111.9%	97.8%	89.2%	87.3%	91.0%	97.1%	93.8%

Combined ratio excluding catastrophe losses, PPD, and crop (2) (3)	88.5%	88.9%			91.9%	90.1%	92.3%
Large losses and other items (before tax)
Reinstatement premiums (expensed) collected	$(8)	$—	$—	$—	$—	$(8)	$(5)
Catastrophe losses	$338	$38	$49	$16	$42	$441	$347
Unfavorable (favorable) prior period development (PPD)—net of A&E (3)	$7	$(80)	$(59)	$(60)	$(31)	$(192)	$(195)
Loss and loss expense ratio excluding catastrophe losses and PPD (2) (3)	71.8%	87.2%	71.1%	69.3%	72.2%	76.6%	74.1%
% Change versus prior year period
Net premiums written	-6.5%	14.9%	7.2%	0.6%	6.9%	5.2%	18.2%
Net premiums earned	-3.2%	7.5%	3.0%	-4.4%	10.0%	1.6%	22.3%
Net premiums written excluding crop	6.9%	27.4%	17.2%	1.9%	1.0%	13.1%	-8.8%
Net premiums earned excluding crop	11.3%	15.2%	6.1%	-2.0%	-12.6%	7.6%	-5.4%
Other ratios
Net premiums written/gross premiums written	60%	76%	65%	64%	68%	67%	66%

(1)	For Q4 2012, Income tax expense (benefit) includes a $56 million benefit from the favorable resolution of prior years’ tax matters.
(2)	See Non-GAAP Financial Measures.
(3)	For Q4 2012, favorable prior period development includes approximately $140 million of reserve charges for asbestos and environmental and other run-off business. For Q3 2012, favorable prior period development is net of $28 million of net earned premium adjustments on loss sensitive policies.

ACE Limited Segment Results—Consecutive Quarters (in millions of U.S. dollars, except ratios) (Unaudited)

Insurance—Overseas General

	4Q-12	3Q-12	2Q-12	1Q-12	4Q-11	Full Year 2012	Full Year 2011
Gross premiums written	$1,925	$1,841	$1,952	$1,984	$1,818	$7,702	$7,467
Net premiums written	1,476	1,384	1,475	1,528	1,378	5,863	5,629
Net premiums earned	1,497	1,432	1,420	1,391	1,450	5,740	5,614
Losses and loss expenses	832	622	703	705	785	2,862	3,029
Policy acquisition costs	357	329	332	335	346	1,353	1,335
Administrative expenses	239	234	233	229	241	935	939

Underwriting income	69	247	152	122	78	590	311
Net investment income	135	127	128	131	140	521	546
Net realized gains (losses)	44	13	26	20	51	103	33
Interest expense	1	2	1	1	1	5	5
Other income (expense)	—	3	(6)	—	3	(3)	—
Income tax expense (benefit) (1)	(33)	77	51	38	52	133	164

Net income	280	311	248	234	219	1,073	721
Net realized gains (losses)	44	13	26	20	51	103	33
Net realized gains (losses) in other income (expense)	1	2	(3)	3	2	3	(2)
Tax expense on net realized gains (losses)	11	6	7	3	3	27	1

Income excluding net realized gains (losses) (2)	$246	$302	$232	$214	$169	$994	$691

Combined ratio
Loss and loss expense ratio	55.5%	43.4%	49.6%	50.7%	54.1%	49.8%	54.0%
Policy acquisition cost ratio	23.8%	23.1%	23.4%	24.1%	23.8%	23.6%	23.8%
Administrative expense ratio	16.1%	16.2%	16.3%	16.4%	16.6%	16.3%	16.7%

Combined ratio	95.4%	82.7%	89.3%	91.2%	94.5%	89.7%	94.5%

Large losses and other items (before tax)
Reinstatement premiums (expensed) collected	$(8)	$—	$—	$—	$1	$(8)	$(42)
Catastrophe losses	$65	$4	$5	$2	$98	$76	$329
Favorable prior period development (PPD)	$(30)	$(135)	$(39)	$(22)	$(80)	$(226)	$(290)
Loss and loss expense ratio excluding catastrophe losses and PPD (2)	52.9%	52.6%	51.9%	52.1%	53.0%	52.4%	52.9%
% Change versus prior year period
Net premiums written as reported	7.1%	-1.0%	2.2%	8.4%	3.9%	4.2%	8.5%
Net premiums earned as reported	3.2%	-2.6%	0.3%	8.8%	5.1%	2.2%	9.0%
Net premiums written constant $	8.5%					7.7%
Net premiums earned constant $	4.4%					6.0%
Other ratios
Net premiums written/gross premiums written	77%	75%	76%	77%	76%	76%	75%

(1)	For Q4 2012, Income tax expense (benefit) includes a $63 million benefit from the favorable resolution of prior years’ tax matters.
(2)	See Non-GAAP Financial Measures.

ACE Limited Segment Results—Consecutive Quarters (in millions of U.S. dollars, except ratios) (Unaudited)

Global Reinsurance

	4Q-12	3Q-12	2Q-12	1Q-12	4Q-11	Full Year 2012	Full Year 2011
Gross premiums written	$149	$310	$332	$279	$132	$1,070	$1,014
Net premiums written	146	307	309	263	132	1,025	979
Net premiums earned	254	281	237	230	249	1,002	1,003
Losses and loss expenses	198	151	102	102	136	553	621
Policy acquisition costs	47	40	42	43	42	172	185
Administrative expenses	13	13	13	12	14	51	52

Underwriting income (loss)	(4)	77	80	73	57	226	145
Net investment income	77	72	70	71	74	290	287
Net realized gains (losses)	12	(2)	(17)	13	6	6	(50)
Interest expense	1	1	1	1	1	4	2
Other income (expense)	8	5	(3)	5	3	15	1
Income tax expense (benefit) (1)	(2)	11	—	6	5	15	30

Net income	94	140	129	155	134	518	351
Net realized gains (losses)	12	(2)	(17)	13	6	6	(50)
Net realized gains (losses) in other income (expense)	8	4	(3)	5	3	14	(1)
Tax expense (benefit) on net realized gains (losses)	—	1	—	—	—	1	(1)

Income excluding net realized gains (losses) (2)	$74	$139	$149	$137	$125	$499	$401

Combined ratio
Loss and loss expense ratio	78.2%	53.9%	42.5%	44.4%	54.8%	55.2%	62.0%
Policy acquisition cost ratio	18.3%	14.1%	17.8%	18.7%	17.0%	17.1%	18.4%
Administrative expense ratio	5.2%	4.7%	5.8%	5.2%	5.3%	5.2%	5.2%

Combined ratio	101.7%	72.7%	66.1%	68.3%	77.1%	77.5%	85.6%

Large losses and other items (before tax)
Reinstatement premiums (expensed) collected	$9	$2	$—	$—	$(1)	$11	$7
Catastrophe losses	$101	$13	$1	$1	$15	$116	$183
Favorable prior period development (PPD) (3)	$(14)	$(21)	$(15)	$(11)	$(12)	$(61)	$(71)
Loss and loss expense ratio excluding catastrophe losses and PPD (2) (3)	45.6%	57.7%	48.3%	48.7%	53.2%	50.4%	51.7%
% Change versus prior year period
Net premiums written as reported	12.0%	22.2%	9.4%	-16.5%	-7.7%	4.7%	-8.9%
Net premiums earned as reported	2.3%	16.8%	-6.5%	-11.5%	-7.1%	0.0%	-6.3%
Net premiums written constant $	12.0%					5.3%
Net premiums earned constant $	2.4%					0.4%
Other ratios
Net premiums written/gross premiums written	99%	99%	93%	94%	100%	96%	97%

(1)	For Q4 2012, income tax expense (benefit) includes a $2 million benefit from the favorable resolution of prior years’ tax matters.
(2)	See Non-GAAP Financial Measures.
(3)	For Q3 2012, favorable prior period development is net of $4 million of net earned premium adjustments on loss sensitive policies.

ACE Limited Segment Results—Consecutive Quarters (in millions of U.S. dollars) (Unaudited)

Life

	4Q-12	3Q-12	2Q-12	1Q-12	4Q-11	Full Year 2012	Full Year 2011
Gross premiums written	$544	$511	$513	$512	$520	$2,080	$1,990
Net premiums written	517	488	486	488	496	1,979	1,913
Net premiums earned	489	480	474	473	470	1,916	1,859
Losses and loss expenses	148	164	151	148	154	611	593
Policy benefits (1)	142	130	102	147	119	521	401
(Gains) losses from fair value changes in separate account assets (1)	(11)	(14)	14	(18)	(3)	(29)	36
Policy acquisition costs	90	80	88	76	86	334	339
Administrative expenses	91	81	78	78	84	328	317
Net investment income	65	63	62	61	60	251	226

Life underwriting income (2)	94	102	103	103	90	402	399
Net realized gains (losses):
Mark-to-market on guaranteed living benefits derivative (net of related hedges)	138	(64)	(397)	197	(10)	(126)	(783)
Foreign exchange gains (losses) and all other	51	(7)	(24)	34	17	54	(23)
Interest expense	3	3	3	3	2	12	11
Other income (expense) (1)	(11)	—	(5)	(9)	1	(25)	(26)
Income tax expense	14	14	19	11	9	58	50

Net income (loss)	255	14	(345)	311	87	235	(494)
Net realized gains (losses)	189	(71)	(421)	231	7	(72)	(806)
Net realized gains (losses) in other income (expense)	(7)	(3)	2	(5)	1	(13)	(1)
Tax expense (benefit) on net realized gains (losses)	1	(1)	5	(1)	—	4	2

Income excluding net realized gains (losses) (3)	$74	$87	$79	$84	$79	$324	$315

% Change versus prior year period
Net premiums written as reported	3.9%	0.0%	-1.2%	11.9%	14.5%	3.4%	16.2%
Net premiums earned as reported	4.2%	0.0%	-1.9%	11.3%	13.7%	3.1%	14.1%
Net premiums written constant $ (4)	3.5%					4.5%
Net premiums earned constant $	3.7%					4.2%

(1)	(Gains) losses from fair value changes in separate account assets that do not qualify for separate account reporting under GAAP are reclassified from Other income (expense) for purposes of presenting Life underwriting income. The offsetting movement in the separate account liabilities is included in Policy benefits.
(2)	We assess the performance of our Life business based on Life underwriting income which includes Net investment income and (Gains) losses from fair value changes in separate account assets.
(3)	See Non-GAAP Financial Measures.
(4)	Net premiums written and deposits breakdown:

	4Q-12	Constant $ 4Q-11	Constant $ % Change
Life excluding life reinsurance runoff products (1)	$639	$530	20.6%
Life reinsurance runoff products including variable annuity	77	84	-8.3%

Total Life	$716	$614	16.6%

(1)	Includes deposits collected on universal life and investment contracts of $199 million for Q4 2012 and $114 million for Q4 2011 on a constant-dollar basis. Consistent with GAAP, premiums collected on universal life and investment contracts are considered deposits and excluded from revenues.

ACE Limited Loss Reserve Rollforward (in millions of U.S. dollars, except ratios) (Unaudited)

	Unpaid Losses			Net Paid to Incurred Ratio
	Gross	Ceded	Net
Balance at December 31, 2010	$37,391	$12,149	$25,242
Losses and loss expenses incurred	3,820	1,557	2,263
Losses and loss expenses paid	(2,847)	(884)	(1,963)	87%
Other (incl. foreign exch. revaluation)	479	161	318

Balance at March 31, 2011	$38,843	$12,983	$25,860
Losses and loss expenses incurred	2,752	526	2,226
Losses and loss expenses paid	(2,730)	(872)	(1,858)	83%
Other (incl. foreign exch. revaluation)	86	30	56

Balance at June 30, 2011	$38,951	$12,667	$26,284
Losses and loss expenses incurred	3,207	462	2,745
Losses and loss expenses paid	(3,366)	(992)	(2,374)	86%
Other (incl. foreign exch. revaluation)	(316)	(95)	(221)

Balance at September 30, 2011	$38,476	$12,042	$26,434
Losses and loss expenses incurred	3,066	780	2,286
Losses and loss expenses paid	(3,837)	(1,166)	(2,671)	117%
Other (incl. foreign exch. revaluation)	(228)	(54)	(174)

Balance at December 31, 2011	$37,477	$11,602	$25,875
Losses and loss expenses incurred	2,361	557	1,804
Losses and loss expenses paid	(2,876)	(931)	(1,945)	108%
Other (incl. foreign exch. revaluation)	285	90	195

Balance at March 31, 2012	$37,247	$11,318	$25,929
Losses and loss expenses incurred	2,851	732	2,119
Losses and loss expenses paid	(2,916)	(893)	(2,023)	95%
Other (incl. foreign exch. revaluation)	(332)	(171)	(161)

Balance at June 30, 2012	$36,850	$10,986	$25,864
Losses and loss expenses incurred	4,073	1,026	3,047
Losses and loss expenses paid	(3,078)	(1,013)	(2,065)	68%
Other (incl. foreign exch. revaluation)	355	163	192

Balance at September 30, 2012	$38,200	$11,162	$27,038
Losses and loss expenses incurred	4,642	1,959	2,683
Losses and loss expenses paid	(4,913)	(1,727)	(3,186)	119%
Other (incl. foreign exch. revaluation)	17	5	12

Balance at December 31, 2012	$37,946	$11,399	$26,547

Add net recoverable on paid losses	—	679	(679)

Balance including net recoverable on paid losses	$37,946	$12,078	$25,868

ACE Limited Reinsurance Recoverable Analysis (in millions of U.S. dollars) (Unaudited)

Net Reinsurance Recoverable by Division (1)

	December 31 2012	September 30 2012	June 30 2012	March 31 2012	December 31 2011
Reinsurance recoverable on paid losses and loss expenses
Active operations	$464	$496	$586	$575	$632
Brandywine and Other Runoff	303	291	284	274	270

Total	$767	$787	$870	$849	$902

Reinsurance recoverable on unpaid losses and loss expenses
Active operations	$10,199	$9,931	$9,623	$9,729	$9,931
Brandywine and Other Runoff	1,551	1,592	1,730	1,959	2,035

Total	$11,750	$11,523	$11,353	$11,688	$11,966

Gross reinsurance recoverable
Active operations	$10,663	$10,427	$10,209	$10,304	$10,563
Brandywine and Other Runoff	1,854	1,883	2,014	2,233	2,305

Total	$12,517	$12,310	$12,223	$12,537	$12,868

Provision for uncollectible reinsurance (2)
Active operations	$(277)	$(281)	$(297)	$(303)	$(302)
Brandywine and Other Runoff	(162)	(172)	(174)	(177)	(177)

Total	$(439)	$(453)	$(471)	$(480)	$(479)

Net reinsurance recoverable
Active operations	$10,386	$10,146	$9,912	$10,001	$10,261
Brandywine and Other Runoff	1,692	1,711	1,840	2,056	2,128

Total	$12,078	$11,857	$11,752	$12,057	$12,389

(1)	Prior period amounts have been revised to reflect reclassification of certain businesses between active and run-off operations.
(2)	The provision for uncollectible reinsurance is based on a default analysis applied to gross reinsurance recoverables, net of approximately $2.5 billion of collateral.

ACE Limited Investment Portfolio (in millions of U.S. dollars) (Unaudited)

	December 31 2012		September 30 2012		June 30 2012		March 31 2012		December 31 2011
Market Value
Fixed maturities available for sale	$47,306		$46,504		$44,386		$43,468		$41,967
Fixed maturities held to maturity	7,633		7,879		8,062		8,348		8,605
Short-term investments	2,228		2,429		2,260		2,099		2,301

Total	$57,167		$56,812		$54,708		$53,915		$52,873

Asset Allocation by Market Value
Treasury	$2,794	5%	$2,731	5%	$2,614	5%	$2,451	5%	$2,361	5%
Agency	2,024	4%	1,952	3%	1,816	3%	1,811	3%	1,725	3%
Corporate and asset-backed	18,983	33%	18,155	32%	17,581	32%	17,618	33%	17,030	32%
Mortgage-backed	12,589	22%	13,066	23%	12,725	23%	12,800	24%	13,237	25%
Municipal (1)	3,872	7%	3,542	7%	3,495	7%	3,295	6%	2,888	6%
Non-U.S.	14,677	25%	14,937	26%	14,217	26%	13,841	26%	13,331	25%
Short-term investments	2,228	4%	2,429	4%	2,260	4%	2,099	3%	2,301	4%

Total	$57,167	100%	$56,812	100%	$54,708	100%	$53,915	100%	$52,873	100%

Note: Insured municipal bonds represent $729 million, or 19% of our municipal bond holdings.

Credit Quality by Market Value
AAA	$9,285	16%	$9,270	17%	$9,132	17%	$9,115	17%	$9,284	18%
AA	22,014	39%	22,423	39%	20,931	38%	20,665	38%	20,562	39%
A	10,760	19%	10,391	18%	10,400	19%	10,523	20%	10,106	19%
BBB	6,591	12%	6,424	11%	6,243	11%	6,244	12%	6,152	12%
BB	4,146	7%	4,264	8%	4,298	8%	4,009	7%	3,755	7%
B	3,846	6%	3,506	6%	3,217	6%	2,828	5%	2,428	4%
Other	525	1%	534	1%	487	1%	531	1%	586	1%

Total	$57,167	100%	$56,812	100%	$54,708	100%	$53,915	100%	$52,873	100%

Cost/Amortized Cost
Fixed maturities available for sale	$44,666		$43,758		$42,316		$41,661		$40,450
Fixed maturities held to maturity	7,270		7,493		7,782		8,117		8,447
Short-term investments	2,228		2,429		2,260		2,099		2,301

Subtotal	54,164		53,680		52,358		51,877		51,198
Equity securities	707		741		724		662		671
Other investments	2,465		2,385		2,297		2,221		2,112

Total	$57,336		$56,806		$55,379		$54,760		$53,981

Avg. duration of fixed maturities	3.9 years		3.7 years		3.8 years		3.9 years		3.7 years
Avg. market yield of fixed maturities (2)	2.3%		2.2%		2.8%		3.0%		3.1%
Avg. credit quality (3)	A/Aa		A/Aa		A/Aa		A/Aa		A/Aa
Avg. yield on invested assets (4)	3.7%		3.8%		3.9%		4.0%		4.2%

(1)	The rating of the municipal portfolio is AA with 8% of our holdings pre-funded with AA/Aaa Federal securities. The portfolio is highly diversified predominantly in State general obligation bonds and essential service revenue bonds, including education and utilities (water, power, and sewers).
(2)	Weighted average yield to maturity of our fixed income portfolio based on the market prices of the holdings as of that date.
(3)	We use a split rating due to S&P’s downgrade of U.S. Treasury and Agency securities.
(4)	Net investment income, excluding non-recurring items, divided by average cost of fixed maturities and other investments, and average market value of equity securities.

ACE Limited Investment Portfolio—2 (in millions of U.S. dollars) (Unaudited)

Mortgage-backed Fixed Income Portfolio

Mortgage-backed securities

	S&P Credit Rating
	AAA	AA	A	BBB	BB and below	Total
Market Value at December 31, 2012
Agency residential mortgage-backed (RMBS)	$—	$10,637	$—	$—	$—	$10,637
Non-agency RMBS	108	16	36	26	395	581
Commercial mortgage-backed	1,338	14	12	7	—	1,371

Total mortgage-backed securities at market value	$1,446	$10,667	$48	$33	$395	$12,589

	S&P Credit Rating
	AAA	AA	A	BBB	BB and below	Total
Amortized Cost at December 31, 2012
Agency RMBS	$—	$10,188	$—	$—	$—	$10,188
Non-agency RMBS	107	16	35	26	425	609
Commercial mortgage-backed	1,255	12	9	6	—	1,282

Total mortgage-backed securities at amortized cost	$1,362	$10,216	$44	$32	$425	$12,079

Mortgage-backed securities total $12.6 billion, are rated predominantly AA and comprise 22% of the fixed income portfolio. This compares to a 32% mortgage-backed weighting in representative indices of the U.S. fixed income market. The minimum rating for initial purchases of mortgage-backed securities is AA for agency mortgages and AAA for non-agency mortgages.

Securities issued by Federal agencies with implied or explicit government guarantees total $10.6 billion and represent 95% of the residential mortgage-backed portfolio.

Non-agency residential mortgage-backed securities are backed by prime collateral, and broadly diversified in over 42,000 loans. The portfolio’s original loan-to-value ratio is approximately 67% with an average FICO score of 732. With this conservative loan-to-value ratio and subordinated collateral of 6%, the cumulative 5-year foreclosure rate would have to rise to 17% before principal is significantly impaired. The foreclosure rate of ACE’s non-agency RMBS portfolio at December 31, 2012 was 7%.

Commercial mortgage-backed securities of $1.4 billion are rated predominantly AAA, broadly diversified with over 13,000 loans and seasoned with 30% of the portfolio issued before 2006 and 50% of the portfolio issued after 2009. The average loan-to-value ratio is approximately 64% with a debt service coverage ratio in excess of 1.9 and weighted average subordinated collateral of 30%. The cumulative foreclosure rate would have to rise to 43% before principal is impaired. The foreclosure rate of ACE’s commercial mortgage-backed securities portfolio at December 31, 2012 was 1.8%.

ACE Limited Investment Portfolio—3 (in millions of U.S. dollars) (Unaudited)

U.S. Corporate and Asset-backed Fixed Income Portfolios

Market Value at December 31, 2012

	S&P Credit Rating
	Investment Grade
	AAA	AA	A	BBB	Total
Asset-backed	$716	$73	$1	$—	$790
Banks	—	—	2,311	357	2,668
Basic Materials	—	—	78	242	320
Communications	—	—	608	746	1,354
Consumer, Cyclical	—	89	282	252	623
Consumer, Non-Cyclical	60	513	931	577	2,081
Diversified Financial Services	—	54	216	109	379
Energy	35	27	215	648	925
Industrial	—	371	364	171	906
Utilities	—	12	495	526	1,033
All Others	49	148	455	522	1,174

Total	$860	$1,287	$5,956	$4,150	$12,253

U.S. Investment Grade Corporate Fixed Income Portfolio

The average credit quality of ACE’s U.S. investment grade bond portfolio is high at A.

ACE prohibits investments in complex structured securities (e.g., CDOs, CLOs) and over-the-counter derivatives and does not permit the use of portfolio leverage.

Corporate bond holdings are highly diversified across industries and geographies. Issuer limits are based on credit rating (AA 2%, A 1%, BBB 0.5% of total portfolio) and are monitored on a daily basis by ACE via an internal compliance system.

Market Value at December 31, 2012

	S&P Credit Rating
	Below Investment Grade
	BB	B	CCC	Total
Asset-backed	$4	$—	$13	$17
Banks	—	3	—	3
Basic Materials	185	130	6	321
Communications	461	527	25	1,013
Consumer, Cyclical	503	532	31	1,066
Consumer, Non-Cyclical	583	881	21	1,485
Diversified Financial Services	71	90	9	170
Energy	649	422	15	1,086
Industrial	381	350	9	740
Utilities	294	17	1	312
All Others	221	290	6	517

Total	$3,352	$3,242	$136	$6,730

U.S. Below Investment Grade Corporate Fixed Income Portfolio

ACE manages high yield bonds as a distinct and separate asset class from investment grade bonds. ACE’s allocation to high yield bonds is explicitly set by internal management and is targeted to securities in the upper tier of credit quality (BB/B). Our minimum rating for initial purchase is BB/B.

Six external investment managers are responsible for high yield security selection and portfolio construction.

ACE’s high yield managers have a conservative approach to credit selection and very low historical default experience.

Securities holdings are highly diversified across industries and are subject to a 1.5% issuer limit as a percentage of high yield allocation. The portfolio comprises over 750 issuers with our largest current issuer exposure at $97 million. ACE monitors position limits on a daily basis through an internal compliance system.

Derivative and structured securities (e.g., credit default swaps, CLOs) are not permitted in high yield portfolios.

ACE Limited Investment Portfolio—4 (in millions of U.S. dollars) (Unaudited)

Non-U.S. Fixed Income Portfolio

December 31, 2012

	Market Value by S&P Credit Rating						Amortized Cost
	AAA	AA	A	BBB	BB and below	Total
United Kingdom	$1,068	$—	$—	$—	$—	$1,068	$1,041
Canada	948	—	—	—	—	948	921
Republic of Korea	—	513	74	—	—	587	535
Germany	397	—	—	—	—	397	389
Japan	—	367	—	—	—	367	366
France	—	307	—	—	—	307	295
Province of Ontario	—	231	—	—	—	231	220
Federative Republic of Brazil	—	—	—	229	—	229	222
Kingdom of Thailand	—	—	186	34	—	220	217
Province of Quebec	—	—	171	—	—	171	161
Commonwealth of Australia	160	1	—	—	—	161	148
State of Queensland	68	81	—	—	—	149	139
Federation of Malaysia	—	—	132	—	—	132	132
Swiss Confederation	120	—	—	—	—	120	113
People’s Republic of China	68	50	1	—	—	119	116
United Mexican States	1	—	44	65	—	110	102
State of New South Wales	87	—	—	—	—	87	82
Taiwan	—	78	2	—	—	80	78
Socialist Republic of Vietnam	—	—	—	—	63	63	61
Russian Federation	—	—	—	55	—	55	53
State of Victoria	54	—	—	—	—	54	50
Republic of Indonesia	—	—	—	—	53	53	50
Republic of Colombia	—	—	—	47	—	47	45
Arab Republic of Egypt	—	22	—	—	21	43	41
Dominion of New Zealand	1	40	1	—	—	42	41
Other Non-U.S. Government	241	209	102	49	125	726	688

Non-U.S. Government Securities	$3,213	$1,899	$713	$479	$262	$6,566	$6,306
Eurozone Non-U.S. Corporate (1)	584	341	528	459	444	2,356	2,219
Other Non-U.S. Corporate	726	576	2,433	1,392	628	5,755	5,403

	$4,523	$2,816	$3,674	$2,330	$1,334	$14,677	$13,928

(1)	Excludes United Kingdom

Non-U.S. Fixed Income Portfolio

ACE’s non-U.S. investment grade fixed income portfolios are currency-matched with the insurance liabilities of ACE’s non-U.S. operations.

76% of ACE’s non-U.S. fixed income portfolios are denominated in G7 currencies.

Average credit quality of non-U.S. fixed income securities is high at A and 54% of holdings are rated AAA or guaranteed by governments or quasi-government agencies.

Corporate bond holdings are highly diversified across industries and geographies. Issuer limits are based on credit rating (AA 2%, A 1%, BBB 0.5% of total portfolio) and are monitored on a daily basis by ACE via an internal compliance system.

ACE Limited Investment Portfolio—5 (in millions of U.S. dollars) (Unaudited)

Eurozone Non-U.S. Fixed Income Portfolio (Excluding United Kingdom)

December 31, 2012

	Market Value by Industry					Amortized Cost
	Bank	Financial	Industrial	Utility	Total
Netherlands	$183	$156	$343	$145	$828	$772
France	115	36	150	159	460	437
Luxembourg	10	5	225	100	340	320
Germany	227	1	65	8	301	287
Euro Supranational	200	—	—	—	200	191
Ireland	12	2	96	15	125	115
Finland	26	—	10	3	39	37
Belgium	3	—	31	—	33	31
Austria	19	—	3	1	23	22
Spain	6	—	—	—	6	6
Portugal	—	—	1	—	1	1

Eurozone Non-U.S. Corporate Securities	$801	$200	$924	$431	$2,356	$2,219

Note: ACE has no investments in Greece and Italy

Top 10 Exposures—Eurozone Banks (Excluding United Kingdom)

December 31, 2012	Market Value	Amortized Cost	Rating
European Investment Bank	$167	$160	AAA
KFW	146	139	AAA
Rabobank Nederland NV	112	102	AA-
Bank Nederlandse Gemeenten	35	34	AAA
Credit Agricole Groupe	33	32	A
BNP Paribas SA	31	29	A+
Erste Abwicklungsanstalt	24	23	AA-
Groupe BPCE	23	22	A
Nordea Bank AB	23	22	AA-
Societe Generale SA	20	19	A

Top 10 Exposures—Eurozone Corporate (Excluding United Kingdom)

December 31, 2012	Market Value	Amortized Cost	Rating
ING Groep NV	$94	$89	A
Electricite de France SA	92	87	A+
Intelsat SA	82	78	B
Royal Dutch Shell PLC	75	71	AA
Deutsche Telekom AG	72	64	BBB+
LyondellBasell Industries NV	57	49	BB+
France Telecom SA	43	40	A-
Gazprom OAO	40	36	BBB
General Electric Co	35	32	AA+
NIBC Holding NV	33	32	BBB-

ACE Limited Investment Portfolio—6 (in millions of U.S. dollars) (Unaudited)

Investment portfolio

Top 25 Exposures—Fixed Maturity Investments

	December 31, 2012	Market Value	Rating
1	JP Morgan Chase & Co	$455	A
2	General Electric Co	438	AA+
3	Goldman Sachs Group Inc	366	A-
4	Citigroup Inc	348	A-
5	Bank of America Corp	310	A-
6	Morgan Stanley	289	A-
7	Verizon Communications Inc	267	A-
8	Wells Fargo & Co	266	A+
9	AT&T INC	217	A-
10	HSBC Holdings Plc	215	A+
11	Comcast Corp	166	BBB+
12	Mondelez International Inc	165	BBB
13	Anheuser-Busch InBev NV	147	A
14	BP Plc	130	A
15	Time Warner Cable Inc	128	BBB
16	Duke Energy Corp	126	BBB+
17	Royal Bank of Scotland Group Plc	125	A-
18	Barclays Plc	124	A
19	Pfizer Inc	122	AA
20	Philip Morris International Inc	116	A
21	Credit Suisse Group	115	A
22	Rabobank Nederland NV	112	AA-
23	American Express Co	111	BBB+
24	UBS AG	109	A
25	Enterprise Products Partners LP	106	BBB

ACE Limited Net Realized and Unrealized Gains (Losses) (in millions of U.S. dollars) (Unaudited)

	Three months ended December 31, 2012			Year ended December 31, 2012
	Net Realized Gains (Losses) (1)	Net Unrealized Gains (Losses)	Net Impact	Net Realized Gains (Losses) (1)	Net Unrealized Gains (Losses)	Net Impact
Fixed maturities	$81	$(131)	$(50)	$230	$1,005	$1,235
Fixed income derivatives	(3)	—	(3)	(6)	—	(6)

Total fixed maturities	78	(131)	(53)	224	1,005	1,229

Public equity	6	9	15	4	61	65
Private equity	36	16	52	79	49	128

Total equity	42	25	67	83	110	193

Mark-to-market gains (losses) from derivative transactions (2)	138	—	138	(130)	—	(130)
Foreign exchange gains (losses) (2)	48	—	48	(16)	—	(16)
Other	2	—	2	3	5	8
Partially-owned entities (3)	(13)	—	(13)	(24)	(4)	(28)
Income tax expense (benefit)	22	(36)	(14)	58	198	256

Net gains (losses)	$273	$(70)	$203	$82	$918	$1,000

(1)	Other-than-temporary impairments for the quarter includes $7 million for fixed maturities. Year to date other-than-temporary impairments includes $25 million for fixed maturities, $7 million for private equity, and $5 million for public equity.
(2)	Includes $138 million of realized gains from variable annuity reinsurance for the quarter which comprises $127 million in mark-to-market gains from derivative transactions and $11 million of gains on applicable hedges. The variable annuity reinsurance foreign exchange gains for the quarter were $35 million. For the year, the $126 million of realized losses from variable annuity reinsurance includes $171 million in mark-to-market gains from derivative transactions and $297 million of losses on applicable hedges. The variable annuity reinsurance foreign exchange gains for the year were $33 million.
(3)	Partially-owned entities are investments where we hold more than an insignificant percentage of the investee’s shares. The net income or loss is included in other income (expense).

	Three months ended December 31, 2011			Year ended December 31, 2011
	Net Realized Gains (Losses) (4)	Net Unrealized Gains (Losses)	Net Impact	Net Realized Gains (Losses) (4)	Net Unrealized Gains (Losses)	Net Impact
Fixed maturities	$21	$236	$257	$164	$480	$644
Fixed income derivatives	14	—	14	(143)	—	(143)

Total fixed maturities	35	236	271	21	480	501

Public equity	—	4	4	9	(47)	(38)
Private equity	18	(20)	(2)	24	22	46

Total equity	18	(16)	2	33	(25)	8

Mark-to-market losses from derivative transactions (5)	(13)	—	(13)	(787)	—	(787)
Foreign exchange gains (losses) (5)	76	—	76	(13)	—	(13)
Other	(14)	13	(1)	(21)	15	(6)
Partially-owned entities (6)	(3)	1	(2)	(4)	3	(1)
Income tax expense	12	45	57	20	157	177

Net gains (losses)	$87	$189	$276	$(791)	$316	$(475)

(4)	Other-than-temporary impairments for the quarter includes $18 million for fixed maturities. Year to date other-than-temporary impairments includes $46 million for fixed maturities, $3 million for private equity, and $1 million for public equity.
(5)	Includes $10 million of realized losses from variable annuity reinsurance for the quarter which comprises $146 million in mark-to-market gains from derivatives transactions, net of $156 million of losses on applicable hedges. The variable annuity reinsurance foreign exchange gains for the quarter were $11 million. For the year $783 million of realized losses from variable annuity reinsurance includes $779 million in mark-to-market losses from derivative transactions and $4 million of losses on applicable hedges. The variable annuity reinsurance foreign exchange losses for the year were $33 million.
(6)	Partially-owned entities are investments where we hold more than an insignificant percentage of the investee’s shares. The net income or loss is included in other income (expense).

ACE Limited Capital Structure (in millions of U.S. dollars, except ratios) (Unaudited)

	December 31 2012	September 30 2012	June 30 2012	March 31 2012	December 31 2011	December 31 2010
Total short-term debt (1)	$1,401	$1,402	$1,401	$1,531	$1,251	$1,300
Total long-term debt	3,360	3,360	3,360	3,360	3,360	3,358

Total debt	$4,761	$4,762	$4,761	$4,891	$4,611	$4,658

Total trust preferred securities	$309	$309	$309	$309	$309	$309

Total shareholders’ equity	$27,531	$26,963	$25,762	$25,431	$24,332	$22,835

Total capitalization	$32,601	$32,034	$30,832	$30,631	$29,252	$27,802
Tangible capital (2)	$27,626	$27,044	$26,006	$25,771	$24,453	$23,138
Leverage ratios
Debt/ total capitalization	14.6%	14.9%	15.4%	16.0%	15.8%	16.8%
Debt plus trust preferred securities/ total capitalization	15.6%	15.8%	16.4%	17.0%	16.8%	17.9%
Debt/ tangible capital	17.2%	17.6%	18.3%	19.0%	18.9%	20.1%
Debt plus trust preferred securities/ tangible capital	18.4%	18.8%	19.5%	20.2%	20.1%	21.5%

Note: As of December 31, 2012, there was $1.5 billion usage of credit facilities on a total commitment of $1.9 billion.

(1)	Repurchase agreements in the amount of $850 million matured during the quarter, and there were new repurchase agreements in the amount of $849 million.
(2)	Tangible capital is equal to total capitalization less goodwill and other intangible assets.

ACE Limited Computation of Basic and Diluted Earnings Per Share (in millions of U.S. dollars, except share and per share data) (Unaudited)

	Three months ended December 31		Year ended December 31
	2012	2011	2012	2011
Numerator
Income to common shares, excl. net realized gains (losses) (1)	$492	$648	$2,624	$2,331
Net realized gains (losses), net of income tax	273	87	82	(791)

Net income	$765	$735	$2,706	$1,540

Rollforward of Common Shares Outstanding
Shares—beginning of period	339,735,109	336,390,293	336,927,276	334,942,852
Repurchase of shares	—	(461,428)	(100,000)	(2,058,860)
Shares issued, excluding option exercises	55,188	(41,115)	1,092,389	1,302,046
Issued for option exercises	531,237	1,039,526	2,401,869	2,741,238

Shares—end of period	340,321,534	336,927,276	340,321,534	336,927,276

Denominator
Weighted average shares outstanding	340,821,273	338,260,786	339,843,438	338,159,409
Effect of other dilutive securities	2,920,626	2,740,500	2,903,512	2,620,815

Adj. wtd. avg. shares outstanding and assumed conversions	343,741,899	341,001,286	342,746,950	340,780,224

Basic earnings per share
Income excluding net realized gains (losses) (1)	$1.44	$1.91	$7.72	$6.89
Net realized gains (losses), net of income tax	0.80	0.26	0.24	(2.34)

Net income	$2.24	$2.17	$7.96	$4.55

Diluted earnings per share
Income excluding net realized gains (losses) (1)	$1.43	$1.90	$7.65	$6.84
Net realized gains (losses), net of income tax	0.79	0.25	0.24	(2.32)

Net income	$2.22	$2.15	$7.89	$4.52

(1)	See Non-GAAP Financial Measures.

ACE Limited Non-GAAP Financial Measures (in millions of U.S. dollars) (Unaudited)

Regulation G—Non-GAAP Financial Measures

In presenting our results, we have included and discussed certain non-GAAP measures. These non-GAAP measures, which may be defined differently by other companies, are important for an understanding of our overall results of operations. However, they should not be viewed as a substitute for measures determined in accordance with generally accepted accounting principles (GAAP). A reconciliation of book value per common share is provided on page 23.

In presenting our segment operating results, we have shown our performance with reference to underwriting results. Underwriting results are calculated by subtracting losses and loss expenses, policy benefits, policy acquisition costs, and administrative expenses from net premiums earned. We use underwriting results and operating ratios to monitor the results of our operations without the impact of certain factors, including investment income, other income and expenses, interest and income tax expense, and net realized gains (losses). Life underwriting income includes net investment income and gains (losses) from fair value changes in separate account assets that do not qualify for separate account reporting under GAAP.

Loss and loss expense ratio excluding the impact of catastrophe losses and prior period development (PPD) is a non-GAAP financial measure. The loss ratio numerator includes Losses and loss expenses adjusted to exclude catastrophe losses and PPD. The loss ratio denominator includes Net premiums earned adjusted to exclude the amount of reinstatement premiums (expensed) collected. In periods where there are adjustments on loss sensitive policies, these adjustments are excluded from PPD and net earned premiums when calculating this ratio. We believe that excluding the impact of catastrophe losses and PPD provides a better evaluation of our core underwriting performance and enhances the understanding of the trends in our property & casualty business that may be obscured by these items.

Combined ratio excluding catastrophe losses, PPD, and crop is a non-GAAP financial measure. The ratio numerator includes losses and loss expenses, policy acquisition costs, and administrative expenses adjusted to exclude catastrophe losses, PPD, and crop insurance. The ratio denominator includes net premiums earned adjusted to exclude the amount of reinstatement premiums (expensed) collected, net earned premium adjustments on loss sensitive policies and net premiums earned on crop insurance business. We believe that excluding the impact of catastrophe losses, PPD, and crop insurance provides a better evaluation of our core underwriting performance and enhances the understanding of the trends in our property & casualty business that may be obscured by these items.

Operating return on equity (ROE) or ROE calculated using income excluding net realized gains (losses) is an annualized non-GAAP financial measure. The ROE numerator includes income adjusted to exclude net realized gains (losses), net of tax. The ROE denominator includes the average shareholders’ equity for the period adjusted to exclude unrealized gains (losses) on investments, net of tax. To annualize a quarterly rate, multiply by four. Operating ROE is a useful measure as it enhances the understanding of the return on shareholders’ equity by highlighting the underlying profitability relative to shareholders’ equity excluding the effect of unrealized gains and losses on our investments.

Income excluding net realized gains (losses), net of tax, is a common performance measurement for insurance companies and non-GAAP financial measure. We believe this presentation enhances the understanding of our results of operations by highlighting the underlying profitability of our insurance business. We exclude net realized gains (losses) and net realized gains (losses) included in other income (expense) related to partially owned entities because the amount of these gains (losses) is heavily influenced by, and fluctuates in part according to, the availability of market opportunities. Income excluding net realized gains (losses) should not be viewed as a substitute for net income determined in accordance with GAAP.

Operating effective tax rate is a non-GAAP financial measure. The numerator excludes tax on net realized gains (losses). The denominator excludes net realized gains (losses), before tax. We exclude net realized gains (losses) and the related tax impact because these amounts are heavily influenced by, and fluctuate in part according to, the availability of market opportunities. Operating effective tax rate should not be viewed as a substitute for effective tax rate determined in accordance with GAAP.

The following table presents the reconciliation of Net income to Income excluding net realized gains (losses):

	4Q-12	3Q-12	2Q-12	1Q-12	4Q-11	Full Year 2012	Full Year 2011
Net income, as reported	$765	$640	$328	$973	$735	$2,706	$1,540
Net realized gains (losses)	272	(60)	(394)	260	83	78	(795)
Net realized gains (losses) in other income (expense) (1)	23	20	1	18	16	62	24
Income tax expense on net realized gains (losses)	22	8	22	6	12	58	20

Income excluding net realized gains (losses)	$492	$688	$743	$701	$648	$2,624	$2,331

(1)	Realized gains (losses) on partially-owned entities, which are investments where we hold more than an insignificant percentage of the investee’s shares. The net income or loss is included in other income (expense).

ACE Limited Non-GAAP Financial Measures—2 (in millions of U.S. dollars, except ratios) (Unaudited)

Regulation G—Non-GAAP Financial Measures (continued)

The following table presents the reconciliation of effective tax rate to the operating effective tax rate:

	4Q-12	3Q-12	2Q-12	1Q-12	4Q-11	Full Year 2012	Full Year 2011
Tax expense (benefit), as reported	$(135)	$147	$148	$110	$120	$270	$502
Tax expense on net realized gains (losses)	22	8	22	6	12	58	20

Tax expense (benefit), adjusted	$(157)	$139	$126	$104	$108	$212	$482

Income before tax, as reported	$630	$787	$476	$1,083	$855	$2,976	$2,042
Less: realized gains (losses)	272	(60)	(394)	260	83	78	(795)
Less: realized gains (losses) in other income (expense)	23	20	1	18	16	62	24

Income excluding net realized gains (losses) before tax	$335	$827	$869	$805	$756	$2,836	$2,813

Effective tax rate	-21.4%	18.7%	31.0%	10.2%	14.1%	9.1%	24.6%
Adjustment for tax impact of net realized gains (losses)	-25.4%	-2.0%	-16.4%	2.8%	0.3%	-1.6%	-7.5%

Operating effective tax rate	-46.8%	16.7%	14.6%	13.0%	14.4%	7.5%	17.1%

The following table presents the reconciliation of ROE to Operating ROE:

	4Q-12	4Q-11	Full Year 2012	Full Year 2011
Net income	$765	$735	$2,706	$1,540
Income excluding net realized gains (losses)	$492	$648	$2,624	$2,331
Equity—beginning of period, as reported	$26,963	$23,581	$24,332	$22,835
Less: unrealized gains (losses) on investments, net of deferred tax	2,703	1,526	1,715	1,399

Equity—beginning of period, as adjusted	$24,260	$22,055	$22,617	$21,436

Equity—end of period, as reported	$27,531	$24,332	$27,531	$24,332
Less: unrealized gains (losses) on investments, net of deferred tax	2,633	1,715	2,633	1,715

Equity—end of period, as adjusted	$24,898	$22,617	$24,898	$22,617

Average equity, as reported	$27,247	$23,957	$25,932	$23,584
Average equity, as adjusted	$24,579	$22,336	$23,758	$22,027
Operating ROE calculated using income excluding net realized gains (losses)	8.0%	11.6%	11.0%	10.6%
ROE calculated using net income	11.2%	12.3%	10.4%	6.5%

ACE Limited Book Value and Book Value per Common Share (in millions of U.S. dollars, except share and per share data) (Unaudited)

	December 31 2012	September 30 2012	June 30 2012	March 31 2012	December 31 2011
Reconciliation of Book Value per Common Share
Shareholders’ equity	$27,531	$26,963	$25,762	$25,431	$24,332
Less: goodwill and other intangible assets	4,975	4,990	4,826	4,860	4,799

Numerator for tangible book value per share	$22,556	$21,973	$20,936	$20,571	$19,533

Book value—% change over prior quarter (1)	2.1%	4.7%	1.3%	4.5%	3.2%
Tangible book value—% change over prior quarter (1)	2.7%	5.0%	1.8%	5.3%	3.9%
Denominator	340,321,534	339,735,109	339,060,885	338,653,382	336,927,276

Book value per common share	$80.90	$79.36	$75.98	$75.09	$72.22
Tangible book value per common share	$66.28	$64.67	$61.75	$60.74	$57.97
Reconciliation of Book Value
Shareholders’ equity, beginning of quarter	$26,963	$25,762	$25,431	$24,332	$23,581
Income excluding net realized gains (losses)	492	688	743	701	648
Net realized gains (losses), net of tax	273	(48)	(415)	272	87
Net unrealized gains (losses), net of tax	(70)	537	208	243	189
Repurchase of shares	—	—	—	(7)	(32)
Dividend declared on common shares	(168)	(168)	(168)	(200)	(118)
Cumulative translation, net of tax	(37)	141	(79)	56	(123)
Pension liability	(20)	(2)	—	(1)	6
Other (2)	98	53	42	35	94

	$27,531	$26,963	$25,762	$25,431	$24,332

(1)	At December 31, 2012, book value increased 13.1% and tangible book value increased 15.5% from December 31, 2011.
(2)	Other primarily includes proceeds from exercise of stock options and stock compensation.

ACE Limited Glossary

ACE Limited Consolidated comprises all segments including Corporate and Other.

Operating return on equity (ROE) or ROE calculated using income excluding net realized gains (losses): Income excluding net realized gains (losses), net of tax, divided by average shareholders’ equity for the period excluding unrealized gains (losses) on investments, net of tax. To annualize a quarterly rate multiply by four.

Book value per common share: Shareholders’ equity divided by the shares outstanding.

Combined Insurance: Combined Insurance Company of America, acquired April 1, 2008.

Combined ratio: The sum of the loss and loss expense ratio, acquisition cost ratio and the administrative expense ratio excluding life business. Calculated on a GAAP basis.

Operating effective tax rate: Income tax expense excluding tax expense (benefit) on net realized gains (losses) divided by income excluding net realized gains (losses) before tax.

G7: A group of seven industrialized nations including Canada, France, Germany, Italy, Japan, United Kingdom, and the United States.

Life underwriting income: Net premiums earned and net investment income less policy benefits, acquisition costs, and administrative expenses. In addition, Life underwriting income includes gains/losses from fair value changes in separate account assets that do not qualify for separate account reporting under GAAP.

NM: Not meaningful.

Tangible book value per common share: Shareholders’ equity less goodwill and other intangible assets divided by the shares outstanding.

Tangible capital: Total capitalization less goodwill and other intangible assets.

Total capitalization: Short-term debt, long-term debt, trust preferreds, and shareholders’ equity.